             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

   Supplement dated June 2, 2003 to the Statement of Additional Information
                            dated December 27, 2002

   The following information supplements, revises and supersedes, as applicable, certain information set forth in the section entitled "Net Asset Value" in the Trust's Statement of Additional Information.

   Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price.

TK 2088 12/02 S1